UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2023

Home Plate Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-40844 (Commission File Number)	86-2858172 (I.R.S. Employer Identification Number)

P.O. Box 1314
New York, NY 10028
(917) 703-2312
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A Common Stock and one-half of one Redeemable Warrant	HPLTU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	HPLT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	HPLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company          ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

EXPLANATORY NOTE

On October 3, 2023, Home Plate Acquisition Corporation filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission. This Amendment No. 1 to the Original Form 8-K amends and restates the Original Form 8-K in its entirety and updates the following: (1) the Public Shares cancellation date and (2) the record holder date. All other information in the Original Form 8-K remains unchanged.

Item 1.02. Termination of a Material Definitive Agreement

As previously disclosed, on March 19, 2023, Home Plate Acquisition Corporation, a Delaware corporation (the “Company”), Home Plate Sponsor LLC, a Delaware limited liability company (“Sponsor”), Heidmar Marine Inc., a company organized and existing under the laws of Marshall Islands (“Holdings”), HP Merger Subsidiary Corp., a Delaware corporation (“Merger Sub”), Heidmar Inc., a company organized and existing under the laws of Marshall Islands (“Heidmar”), and those shareholders of Heidmar party thereto, entered into a Business Combination Agreement (as amended, the “Business Combination Agreement”), as disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 20, 2023.

The Company has been informed by Heidmar that Heidmar intends to terminate the Business Combination Agreement pursuant to Section 11.1(e) of the Business Combination Agreement promptly on or following October 4, 2023, the time period required by the Company’s Amended and Restated Certificate of Incorporation to consummate a business combination.

In conjunction with the termination of the Business Combination Agreement, each of the Ancillary Documents (as defined in the Business Combination Agreement), as applicable, has also been terminated in accordance with their respective terms.

The foregoing descriptions of the Business Combination Agreement and the Termination Notice do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Business Combination Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the SEC by the Company on March 20, 2023, and the full text of the Termination Notice, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On October 4, 2023, Home Plate Acquisition Corporation (the “Company”) issued a press release updating a press release issued on October 3, 2023, announcing that it has cancelled its special meeting of stockholders that was previously scheduled for 3:00 PM Eastern time on October 3, 2023, the termination of the Business Combination Agreement, and that, because the Company will not consummate an initial business combination by October 4, 2023, the time period required by the Company’s Amended and Restated Certificate of Incorporation to consummate a business combination. Promptly as reasonably possible after October 4, 2023, the Company intends to dissolve and liquidate in accordance with the provisions of its Amended and Restated Certificate of Incorporation and will redeem all of the outstanding shares of Class A common stock that were included in the units issued in its initial public offering (the “Public Shares”), at what the Company estimates will be a per-share redemption price of approximately $10.52.

As of the close of business on October 18, 2023, the Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. Record holders as of the close of business on October 18, 2023 will receive their pro rata portion of the proceeds of the trust account less dissolution expenses and net of taxes payable by delivering their Public Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. The redemption of the Public Shares is expected to be completed within ten business days after October 4, 2023.

The Company’s sponsor has agreed to waive its redemption rights with respect to its outstanding Class A common stock issued prior to the Company’s initial public offering. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

The Company expects that NASDAQ will file a Form 25 with the United States Securities and Exchange Commission (the “Commission”) to delist the Company’s securities. The Company thereafter expects to file a Form 15 with the Commission to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit	Description
99.1	Press Release, dated October 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2023

HOME PLATE ACQUISITION CORPORATION

By:	/s/ Jonathan Rosenzweig
Name:	Jonathan Rosenzweig
Title:	Chief Financial Officer and Secretary